EXHIBIT 32.1

CERTIFICATION

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Pantheon China Acquisition Corp. (the “Company”), does hereby certify, to such officer's knowledge, that:

The Annual Report on Form 10-K for the year ended December 31, 2008 of the Company fully complies, in all material respects, with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 5, 2009	By:	/s/ Mark Chen Mark Chen
Chairman, Chief Executive Officer and President

Dated: May 5, 2009	By:	/s/ Jennifer Weng Jennifer Weng
Chief Financial Officer